Exhibit 10.15.03

FOURTH AMENDMENT TO CREDIT AGREEMENT
dated as of
September 8, 2006
among
ASHFORD HOSPITALITY LIMITED PARTNERSHIP,
as Borrower,
ASHFORD HOSPITALITY TRUST, INC.,
ASHFORD OP GENERAL PARTNER LLC,
ASHFORD OP LIMITED PARTNER LLC,
ASHFORD TRS CORPORATION,
ASHFORD TRS II LLC,
ASHFORD TRS LESSEE LLC, and
THE BORROWING BASE SUBSIDIARIES PARTY HERETO,
as Guarantors,
THE LENDERS PARTY HERETO,
and
CALYON NEW YORK BRANCH,
as Administrative Agent and Sole Lead
Arranger and Book Manager,
and
MERRILL LYNCH CAPITAL, a division of
Merrill Lynch Business Financial Services, Inc.,
as Syndication Agent
and
WACHOVIA BANK, NATIONAL ASSOCIATION,
as Documentation Agent

     FOURTH AMENDMENT TO CREDIT AGREEMENT dated as of September 8, 2006 (this “Amendment”), among ASHFORD HOSPITALITY LIMITED PARTNERSHIP, a Delaware limited partnership (the “Borrower”), the Guarantors as of the date hereof, the Lenders as of the date hereof, CALYON NEW YORK BRANCH, as administrative agent for the Lenders (in its capacity as administrative agent for the Lenders, together with any permitted successor administrative agent, the “Administrative Agent”) and sole lead arranger and book manager, and MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services, Inc., as syndication agent (in such capacity, the “Syndication Agent”).
          WHEREAS, Borrower, Guarantors, Administrative Agent, Syndication Agent, Wachovia Bank, National Association, as Documentation Agent, and Lenders are parties to that certain Credit Agreement dated as of February 5, 2004, as modified by that certain (i) Joinder Agreement and Ratification dated as of March 24, 2004, (ii) Joinder Agreement and Ratification dated as of May 17, 2004, (iii) First Amendment to Credit Agreement dated as of August 17, 2004, (iv) Borrowing Base Release Agreement dated as of September 2, 2004, (v) Joinder Agreement, Ratification and Amendment to Credit Agreement dated as of October 1, 2004, (vi) Joinder Agreement and Ratification dated as of January 21, 2005, (vii) letter agreement dated May 31, 2005 among the parties to the Credit Agreement, and (viii) Second Amendment to Credit Agreement dated as of May 31, 2005, (ix) Third Amendment to Credit Agreement dated as of August 24, 2005, (x) Joinder Agreement and Ratification dated as of November 30, 2005 and (xi) Joinder Agreement, Ratification and Amendment dated as of September 8, 2006 (as so modified, the “Existing Credit Agreement”) (all capitalized terms used but not defined herein shall have the meaning set forth in the Existing Credit Agreement); and
          WHEREAS, Borrower, Guarantors, Administrative Agent, Syndication Agent and Lenders desire to increase the maximum amount of the credit facility, subject to the terms of the Existing Credit Agreement, as amended hereby, to $150,000,000 and to amend certain other provisions of the Existing Credit Agreement as set forth herein.
          NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Amendment, and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:
ARTICLE I
AMENDMENT TO THE EXISTING CREDIT AGREEMENT
          SECTION 1.01. Amendments. The Existing Credit Agreement is hereby amended as follows:
     (a) The definition of “Applicable Margin” is hereby deleted in its entirety and replaced with the following:
     “Applicable Margin” means with respect to Loans maintained as (a) Base Rate Loans, one and one-quarter of one percent (1.25%) per annum and

(b) LIBOR Loans, (i) one and eighty-five one-hundredths of one percent (1.85%) if the Loan-to-NOI Ratio is greater than 7.0:1.0, (ii) one and seventy-five one-hundredths of one percent (1.75%) if the Loan-to-NOI Ratio is greater than or equal to 6.0:1.0 but less than or equal to 7.0:1.0, and (iii) one and sixty one-hundredths of one percent (1.60%) if the Loan-to-NOI Ratio is less than 6.0:1.0, in each of the foregoing cases, as confirmed by, and effective as of the date of, the notice by the Administrative Agent to the Borrower of any adjustment delivered pursuant to Section 5.01(e) hereof (or, if any financial statements, computations or certificates required pursuant to Section 5.01(c) or (e)(i) hereof are not delivered to the Administrative Agent within the time required pursuant to said Sections, as of any date that the Administrative Agent notifies the Borrower in writing (which notice may be by facsimile transmission to the Borrower only) of such adjustment).”
     (b) The definition of “Maximum Revolver Amount” is hereby deleted in its entirety and replaced with the following:
          ”‘Maximum Revolver Amount’ means $150,000,000, as such amount may be increased from time to time in accordance with Section 2.09 hereof or reduced from time to time in accordance with Section 2.08 hereof; provided, however, the Maximum Revolver Amount shall at no time exceed $200,000,000.”
     (c) The definition of “Obligations” is hereby amended by deleting the text “ (i.e., the amount of $100,000,000 as it may be increased to up to $150,000,000 pursuant to Section 2.09 hereof)” therein and replacing it with the text “(i.e., the amount of $150,000,000 as it may be increased to up to $200,000,000 pursuant to Section 2.09 hereof)”.
ARTICLE II
REPRESENTATIONS AND WARRANTIES
          Borrower and each Guarantor hereby represents and warrants to the Administrative Agent, the Syndication Agent and the Lenders as follows:
          SECTION 2.01. Existence and Power. Each such Credit Party is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all necessary powers required to enter into this Amendment and to perform its obligations under the Existing Credit Agreement, as amended hereby.
          SECTION 2.02. Authorization; No Contravention. The execution and delivery by each such Credit Party of this Amendment and the performance of the Existing Credit Agreement, as amended hereby, (a) are within its powers and have been duly authorized by all necessary action, (b) require no action by or in respect of, or filing with, any Governmental Authority, any property manager or other third party, (c) do not contravene, or constitute a breach of or default under, any provision of applicable law or regulation, any of its constitutive documents or of any judgment, injunction, order, decree, permit, license, note, mortgage, agreement or other material instrument binding upon such Person or any of its Subsidiaries or their respective assets and (d) do not result in the creation or imposition of any Lien on any asset of any Credit Party or any of its Subsidiaries (except the Security Interests).
          SECTION 2.03. Binding Effect. This Amendment has been duly executed and delivered by such Credit Party and the Existing Credit Agreement, as amended hereby, constitutes the valid and binding agreement of each such Credit Party, in each case enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or moratorium or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.
          SECTION 2.04. Representations and Warranties in Financing Documents. Without limiting the foregoing, all representations and warranties of such Credit Party set forth in the Existing Credit Agreement, as amended hereby, and the other Financing Documents, are, giving effect to this Amendment, true and correct in all material respects as of the date hereof, provided that any such representations and warranties that by their express terms are made as of a specific date are true and correct in all material respects as of such specific date.
ARTICLE III
MISCELLANEOUS
          SECTION 3.01. Effectiveness of Change of Applicable Margin. The modification of the Applicable Margin set forth in Section 1.02 hereof shall be effective only as of the date hereof and shall not reduce or otherwise modify the amount of interest that has accrued through the date hereof determined on the basis of the Base Rate and/or the Adjusted LIBO Rate, as applicable, and the Applicable Margin under the Existing Credit Agreement. The portion of interest due and payable on October 2, 2006 shall be determined on the basis of the Base Rate and/or the Adjusted LIBO Rate, as applicable, and the Applicable Margin under the Existing Credit Agreement for the period ending on the day immediately preceding the date hereof and on the basis of the Base Rate and/or the Adjusted LIBO Rate, as applicable, and the Applicable Margin as modified by this Amendment for the period commencing on the date hereof and ending on October 2, 2006. Thereafter, the Applicable Margin shall be determined on the basis of the Applicable Margin as amended by this Amendment.
          SECTION 3.02. Lenders’ Commitments. The Commitment of each Lender as of the date hereof, giving effect to this Amendment, is set forth on Exhibit A attached hereto.
          SECTION 3.03. Fee. In consideration of, and as a condition precedent to, Lenders’ entering into this Amendment, Borrower shall pay to Administrative Agent for the benefit of each Lender (pro rata share based on their Commitments) the amount of $175,000.

          SECTION 3.04. No Other Amendments. Except as amended hereby, the Existing Credit Agreement remains unmodified. As amended hereby, the Existing Credit Agreement remains in full force and effect. Each Credit Party ratifies and reaffirms the obligations, waivers and covenants made under the Existing Credit Agreement, as amended hereby, and the other Financing Documents. Without limiting the foregoing, the Guarantors acknowledge and agree that the Guaranteed Obligations include the Obligations, as amended hereby, and that the Financing Documents remain in full force and effect and shall secure and otherwise apply to the Guaranteed Obligations and all other terms of the Existing Credit Agreement, as amended hereby.
          SECTION 3.05. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.
          SECTION 3.06. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
          SECTION 3.07. Headings, Etc. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
          SECTION 3.08. Governing Law. This Amendment shall be governed by, and construed in accordance with, the substantive laws of the State of New York.
          SECTION 3.09. Waiver of Trial by Jury. Each party hereto hereby expressly and unconditionally waives any and every right either party may have to a trial by jury, in any suit, action or proceeding brought under or with respect to this Amendment.
          SECTION 3.10. Documentation Agent. Wachovia Bank, National Association shall be the “Documentation Agent” under the Credit Agreement. The parties hereto agree that the title “Documentation Agent” is honorary and confers no rights or duties upon such agent.
[The remainder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
ASHFORD HOSPITALITY LIMITED PARTNERSHIP
By: Ashford OP General Partner LLC
       By: /S/ DAVID A. BROOKS
       Name: David A. Brooks
       Title: Vice President
ASHFORD HOSPITALITY TRUST, INC.
By: /S/ DAVID A. BROOKS
Name: David A. Brooks
Title: Secretary and Chief Legal Counsel
ASHFORD TRS CORPORATION
By: /S/ DAVD J. KIMICHIK
Name: David J. Kimichik
Title: President
ASHFORD TRS II LLC
By: /S/ DAVD J. KIMICHIK
Name: David J. Kimichik
Title: President
ASHFORD OP GENERAL PARTNER LLC
By: /S/ DAVID A. BROOKS
Name: David A. Brooks
Title: Vice President
ASHFORD OP LIMITED PARTNER LLC
By: /S/ DAVID A. BROOKS
Name: David A. Brooks
Title: Vice President

ASHFORD LAWRENCEVILLE LP
By:  Ashford Properties General Partner LLC
        By: /S/ DAVID A. BROOKS
        Name: David A. Brooks
        Title: Vice President
ASHFORD ANAHEIM LP
By:  Ashford Properties General Partner LLC
        By: /S/ DAVID A. BROOKS
        Name: David A. Brooks
        Title: Vice President
ASHFORD KENNESAW I LP
By:  Ashford Properties General Partner LLC
          By: /S/ DAVID A. BROOKS
          Name: David A. Brooks
          Title: Vice President
ASHFORD KENNESAW II LP
By:  Ashford Properties General Partner LLC
        By: /S/ DAVID A. BROOKS
        Name: David A. Brooks
        Title: Vice President
ASHFORD ATLANTIC BEACH LP
By:  Ashford Properties General Partner Sub II LLC
        By: /S/ DAVID A. BROOKS
        Name: David A. Brooks
        Title: Vice President
ASHFORD SANTA FE LP
By:   Ashford Properties General Partner LLC
        By: /S/ DAVID A. BROOKS
        Name: David A. Brooks
        Title: Vice President

ASHFORD DURHAM I LLC
By: /S/ DAVID A. BROOKS
Name: David A. Brooks
Title: Vice President
ASHFORD DURHAM II LLC
By: /S/ DAVID A. BROOKS
Name: David A. Brooks
Title: Vice President
ASHFORD FLAGSTAFF LP
By: Ashford Senior General Partner LLC
          By: /S/ DAVID A. BROOKS
          Name: David A. Brooks
          Title: Vice President
ASHFORD BWI AIRPORT LP
By: Ashford Properties General Partner Sub III LLC
          By: /S/ DAVID A. BROOKS
          Name: David A. Brooks
          Title: Vice President
ASHFORD TRS LESSEE LLC
By: /S/ DAVD J. KIMICHIK
Name: David J. Kimichik
Title: President
CALYON NEW YORK BRANCH, as Lender and as Administration Agent
By: /S/ JOSEPH A. ASCIOLLA
Name: Joseph A. Asciolla
Title: Managing Director
By: /S/ DAVID BOWERS
Name: David Bowers
Title: Managing Director

MERRILL LYNCH CAPITAL, a division of Merrill Lynch
Business Financial Services, Inc., as Lender and as
Syndication Agent
By: /S/ ANGELA M. FABUS
Name: Angela M. Fabus
Title: Vice President
WACHOVIA BANK, NATIONAL ASSOCIATION, as Lender
By: /S/ DEAN R. WHITEHILL
Name: Dean R. Whitehill
Title: Vice President

EXHIBIT A
Commitments

Lender	Commitment
Calyon New York Branch:	$50,000,000

Merrill Lynch, a division of Merrill Lynch Business Financial Services, Inc	$50,000,000

Wachovia Bank, National Association	$50,000,000